NUMBER: A-1	SHARES: _______

PREFERRED STOCK	PREFERRED STOCK

SUPERTEL HOSPITALITY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF VIRGINIA

SEE REVERSE FOR IMPORTANT NOTICE ON TRANSFER RESTRICTIONS AND OTHER INFORMATION CUSIP: 868526302

THIS CERTIFIES THAT

Cede & Co., or registered assigns

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF SERIES B CUMULATIVE PREFERRED

STOCK, $.01 PAR VALUE PER SHARE, OF

SUPERTEL HOSPITALITY, INC.

(the "Corporation"), a Virginia corporation. The shares represented by this Certificate are transferable on the books of the Corporation by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Second Amended and Restated Articles of Incorporation of the Corporation and any amendments thereto. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:

BY:

_________________________________________

TRANSFER AGENT AND REGISTRAR

AUTHORIZED OFFICER

SECRETARY	PRESIDENT

TO PRESERVE THE QUALIFICATIONS OF THE CORPORATION AS A “REAL ESTATE INVESTMENT TRUST” UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, UNDER THE CORPORATION’S SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION AND ANY AMENDMENTS THERETO, TRANSFER OF THE SHARES REPRESENTED HEREBY IS RESTRICTED AND MAY BE STOPPED IF A PERSON OR GROUP OF PERSONS DIRECTLY OR THROUGH THE OPERATION OF CERTAIN ATTRIBUTION RULES WOULD OWN IN EXCESS OF 9.9% OF THE OUTSTANDING STOCK OF THE CORPORATION AFTER THE TRANSFER.

THE CORPORATION MAY REQUIRE EVIDENCE OF A PROPOSED TRANSFEREE’S STATUS AND OWNERSHIP INTEREST BEFORE PERMITTING ANY TRANSFER AND MAY REDEEM ANY SHARES HELD IN VIOLATION OF THE PRECEDING PARAGRAPH. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE A FULL STATEMENT OF THE TRANSFER RESTRICTIONS UPON REQUEST TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO ALL OF THE PROVISIONS OF THE SECOND AMENDED AND RESTATED ARTILCES OF INCORPORATION AND BYLAWS OF THE CORPORATION, EACH AS AMENDED FROM TIME TO TIME, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIEZED TO BE ISSUED, AS WELL AS VARIATIONS IN THE RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, SO FAR AS THE SAME HAS BEEN DETERMINED BY THE BOARD OF DIRECTORS UNDER ITS AUTHORITY.

KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN

OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A

CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT-_________
TEN ENT	- as tenants by the entireties	(Cust)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	Custodian __________ under (Minor)
Uniform Gifts to Minors Act
___________________ (State)

Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

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------------------------------------------------------------------------------- (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

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________________________________________________________________________ shares of preferred stock of the Corporation represented by this Certificate and do hereby irrevocably constitute and appoint _____________________________________ attorney to transfer the said shares on the books of the Corporation, with full power of substitution in the premises.

Dated,

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

BY	--------------------------------------

SIGNATURE(S) GUARANTEED THE SIGNATURE(S) SHOULD BE GUARANTEED

BY AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND

LOAN ASSOCIATIONS AND CREDIT UNIONS

WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM),

PURSUANT TO S.E.C. RULE 17Ad-16.